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AGREEMENT AND ACKNOWLEDGMENT OF PLEDGE

The undersigned hereby agrees, acknowledges and consents as of the 22 day of November, 2002, to the execution and delivery to SWH FUNDING CORP., a New Jersey corporation (together with its successors, assigns and participants, "Lender"), of that certain Pledge and Security Agreement by CEDAR INCOME FUND PARTNERSHIP, L.P., a Delaware limited partnership ("Pledgor"), as of even date herewith (the "Pledge"), as collateral security for the payment and performance of the Obligations (as defined in the Pledge) under the Pledgor Guaranty (as defined in the Pledge), and the assignment and pledge under the Pledge to Lender by Pledgor of all of its right, title and interest in and to the Pledged Collateral (as defined in the Pledge) which includes, inter alia, the Holdings Collateral (as defined in the Pledge). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Pledge.

The undersigned shall cause all of its books and records to reflect the pledge by Pledgor of the Holdings Collateral to Lender and agrees not to consent to or to permit any transfer of the Holdings Collateral or any other action that may be taken by Pledgor that might constitute a breach of any term or condition of the Pledge or any Event of Default so long as any Obligations remain outstanding, except in accordance with and subject to the terms and conditions of the Pledge. The undersigned represents and warrants that (a) the execution and delivery of the Pledge does not violate any of the undersigned's organizational documents or any other agreement to which the undersigned is a party or by which any of the property of the undersigned is bound, (b) Pledgor's ownership interest in the undersigned is as set forth in the Pledge and such ownership interest in the undersigned is not subject to any claim, lien or encumbrance whatsoever of any kind or nature, and (c) the undersigned does not have any claim, right of offset, or counterclaim against Pledgor or with respect to the Holdings Collateral or otherwise under any of the undersigned's organizational documents, and Pledgor is not in default to the undersigned or otherwise under or in respect of any of its obligations under any of the undersigned's organizational documents. The undersigned agrees that Lender and/or its representatives may at any time during reasonable business hours inspect the books, records and properties of the undersigned, and the undersigned shall, so long as any Obligations remain outstanding, at least five
(5) Business Days prior to the time any Holdings Collateral are proposed to be made, give written notice thereof to Lender as provided in the Pledge.

Notwithstanding the security interests of Lender in the Holdings Collateral, Lender shall have no obligation or liability whatsoever to the undersigned, or any member thereof, or any creditor or other person having any relationship, contractual or otherwise, with the undersigned, nor shall Lender be obligated to perform any of the obligations or duties of Pledgor under any of the undersigned's organizational documents, or to take any action to collect or enforce any claim for payment due Pledgor arising thereunder. The undersigned acknowledges that the security interests of Lender in the Holdings Collateral and all of Lender's rights and remedies under the Pledge may be transferred or assigned by Lender to the extent permitted by the Pledge. In the event of any such transfer or assignment, all of the provisions of this Agreement and Acknowledgment of Pledge shall inure to the benefit of the transferees, successors, assigns and/or participants of Lender. The provisions of this Agreement and Acknowledgment of Pledge shall likewise be binding upon any and all permitted successors and/or assigns of the undersigned.


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The undersigned hereby agrees that it shall comply with all written instructions originated by Lender concerning the Holdings Collateral and the rights of Lender granted under the Pledge, in accordance with the Pledge, without further consent of Pledgor and that, during the existence of an Event of Default, (a) all Distributions with respect to the Holdings Collateral will be paid directly to Lender until the Obligations have been paid and/or satisfied in full, (b) Lender shall have the sole and exclusive right to exercise all powers of ownership pertaining to such Holdings Collateral and the rights of Lender granted under the Pledge and (c) Lender may take any reasonable action which Lender may deem necessary for the maintenance, preservation and protection of any of the Holdings Collateral and the rights of Lender granted under the Pledge or Lender's security interests therein, including, without inflation, the right to declare any or all Obligations to be immediately due and payable without demand or notice and the right to transfer any of the Holdings Collateral and the rights of Lender granted under the Pledge into Lender's name or the name of any designee or nominee of Lender.

The undersigned shall, from time to time, at the undersigned's expense, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be necessary or proper to carry out and effect the terms of the Pledge and this Agreement and Acknowledgment of Pledge.

This Agreement and Acknowledgment of Pledge shall constitute a "control agreement" under the revised Article 9 of the Uniform Commercial Code and is being given to induce Lender to accept the Pledge and to make the Loan and with the understanding that Lender will rely hereon. This Agreement and Acknowledgment of Pledge is being given to induce Lender to accept the Pledge and to make the Loan and with the understanding that Lender will rely hereon.

[SIGNATURE PAGE FOLLOWS]


IN WITNESS WHEREOF, the undersigned has caused this Agreement and Acknowledgment of Pledge to be duly executed and delivered as of the date first above written.


CEDAR CENTER HOLDINGS, L.L.C. 3,
a Delaware limited liability company


By: Cedar Income Fund Partnership, L.P.,
    a Delaware limited partnership,
    Managing Member


By: Cedar Income Fund, Ltd.,
    a Maryland corporation,
    General Partner



By:
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Name: Leo S. Ullman
Title: President